Exhibit 99.2

WESTON CAPITAL MANAGEMENT, LLC
FINANCIAL REPORT
DECEMBER 31, 2009

WESTON CAPITAL MANAGEMENT, LLC
FINANCIAL REPORT
YEAR ENDED DECEMBER 31, 2009

TABLE OF CONTENTS

PAGE

Independent Auditors’ Report	1

Financial Statements

Consolidated Balance Sheet	2

Consolidated Statement of Income and Partners’ Capital	3

Consolidated Statement of Cash Flows	4

Notes to Financial Statements	5 - 9

Supplemental Schedule:	10

Schedule of General and Administrative Expenses	10

INDEPENDENT AUDITORS’ REPORT

Partners and Board of Directors
Weston Capital Group

We have audited the accompanying consolidated balance sheet of Weston Capital Management, LLC, as of December 31, 2009 and the related consolidated statements of income, partners’ capital, and cash flows for the year then ended.  These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.  We did not audit the financial statements of Weston Capital Advisors, Ltd., a related entity which statements after intercompany adjustments reflect total assets of $180,820.  Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for that entity, is based solely on the report of the other auditors.

We conducted our audit in accordance with generally accepted auditing standards.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe our audit and the reports of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audit and the reports of other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Weston Capital Management, LLC as of December 31, 2009, and the results of operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Abrams, Herde and Merkel, LLP

Abrams, Herde and Merkel, LLP
New York, New York
June 2, 2010

WESTON CAPITAL MANAGEMENT, LLC
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2009

ASSETS

Current Assets
Cash	$1,985,086
Fees Receivable	2,591,189
Advances	1,351,163
Prepayments and Deposits	19,742

Total Current Assets	5,947,180

Fixed Assets - At Cost
Furniture and Equipment	483,188
Leasehold Improvements	77,027
560,215
Less Accumulated Depreciation	435,551

Net Book Value of Fixed Assets	124,664

Investments	30,000
Goodwill	6,471,597

TOTAL ASSETS	$12,573,441

LIABILITIES AND PARTNERS' CAPITAL

Liabilities
Accounts Payable	$1,389,787
Accrued Expenses	237,811
Other Liabilities	2,398

Total Liabilities	1,629,996

Partners' Capital	10,943,445

TOTAL LIABILITIES AND PARTNERS' CAPITAL	$12,573,441

The accompanying notes are an integral part of these financial statements.

WESTON CAPITAL MANAGEMENT, LLC
CONSOLIDATED STATEMENT OF INCOME AND PARTNERS' CAPITAL
YEAR ENDED DECEMBER 31, 2009

INCOME FROM OPERATIONS

Fee Revenue	$6,827,073
Interest and Other Income	184,589

Income from Operations	7,011,662

General and Administrative expenses	7,277,188

Operating Loss	(265,526)

Minority Interest in Subsidiary	(178,728)

Loss Before Provision for Taxes	(444,254)

Provision for Taxes	36,640

NET LOSS	(480,894)

Partners' Capital, Beginning	11,619,313

Minority Interest	365,559

Withdrawals	(550,000)

Change in Translation	(10,533)

Partners' Capital, End	$10,943,445

The accompanying notes are an integral part of these financial statements.

WESTON CAPITAL MANAGEMENT, LLC
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2009

Cash Flows From Operating Activities:
Net income	$(480,894)
Adjustments to reconcile net income to net cash used in operating activities
Depreciation	54,189
Minority Interest in Net Income	178,728
Translation Adjustment	(10,533)
(Increase) decrease in assets:
Fees Receivable	2,203,890
Prepayments and Deposits	12,070
Advances	(420,939)
Increase (decrease) in Liabilities:
Accounts Payable	(1,394,608)
Accrued Expenses	(150,939)
Other Liabilities	(551,343)
Net cash provided (used in) by operating activities	(560,379)
Cash Flows From Investing Activities:
Investments	(30,000)
Net cash provided (used in) by investing Activities	(30,000)
Cash Flows From Financing Activities:
Partners' Withdrawals and Distributions	(550,000)
Net Cash Received of Minority Interest	204,686
Net cash provided (used in) by financing activities	(345,314)

Net Decrease in Cash	(935,693)

Cash, Beginning of Year	2,920,779

Cash, End of Year	$1,985,086

Supplemental Disclosure of Cash Flow information:
Cash paid during the year for:
Taxes	$63,580

The accompanying notes are an integral part of these financial statements.

WESTON CAPITAL MANAGEMENT, LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

1.     ORGANIZATION AND BUSINESS

The consolidated financial statements of Weston Capital Management, LLC (a Connecticut limited liability company (“Weston”)) include its wholly-owned subsidiaries Weston Capital Advisers Ltd. (a UK corporation registered with the Financial Services Authority (“FSA”)), Weston Capital Asset Management, Ltd. (a Bermuda corporation), Weston Capital Asset Management, LLC (a Delaware limited liability company and registered investment advisor), and Weston Financial Services, LLC (a Delaware limited liability company and a broker dealer registered with the National Association of Securities Dealers (“NASD”)) (“collectively, “The Weston Group”).

Included in the financial statements is the interest in three entities Weston Atlas Advisers, Ltd, Weston Atlas Partners, LLC and Weston Partners Advisors, Ltd collectively known as the Partners Fund.

The Weston Capital Group provides investment advisory services as a fund management organization specializing in alternative investments.  It develops multi-manager and single-manager investment fund products; designs customized investment portfolios as well as provide investment management and administrative services.

All material intercompany transactions and balances have been eliminated when consolidated.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Advertising

Advertising costs are expensed as incurred.

Advances

Advances primarily represent developmental expenditures made on behalf of new funds.  Advances will be repaid when the funds become operational.

WESTON CAPITAL MANAGEMENT, LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

Revenue Recognition

The Weston Group earns management fees ranging from 1% to 2% per annum of the month-end net assets and quarterly performance-based fees ranging from 10% to 20% of the trading profits, as defined in the respective agreements for Weston sponsored products and other consulting roles.  Performance-based fees for the various product groups are generally paid on the basis of investment profits, as defined in the respective agreements, determined as of each quarterly period.  Fees are subject to rebate arrangements, and revenues are reflected net of those rebates.

The Weston Group earns, for some of the funds it sponsors, an operating expense fee of the difference between 1% of the various Funds’ net assets per annum and the Funds’ ordinary operating expenses if less than 1%.  Net operating expenses earned for the year ending December 31, 2009 equaled $999,395.

        Fixed Assets and Leasehold Improvements

Fixed assets and leasehold improvements are carried at cost.  Depreciation and amortization is computed on a straight-line basis using rates that are consistent with the assets useful life or lease term.

        Compensated Absences

No accrual has been made for compensated absences since vacations are taken throughout the year, and the amounts are neither easily estimated nor material.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

        Concentration of Credit Risk

During the year, cash balances in the Bank of New Canaan and Fortis checking account exceeded the amount of $250,000 which is insured by the F.D.I.C.  In accordance with FASB #105 this represents a concentration of credit risk.

WESTON CAPITAL MANAGEMENT, LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

        Goodwill

During June 2006, the interest of Brigadier Investments Ltd was purchased for $10,000,000.  Goodwill represents the residual purchase price remaining after allocation of the purchase price, based upon the fair value of assets acquired.  Goodwill and intangible assets deemed to have indefinite lives are not amortized, but are subject to annual impairment test.  Intangible assets deemed to have definite lives are amortized over their estimated useful lives. The Company annually reviews goodwill for recoverability based primarily on a multiple of earnings analysis comparing the fair value to the carrying value.  As required by SFAS No. 142, the Company will assess goodwill annually for impairment and more frequently if impairment indicators are identified during the year.

        Fair Value Measurements

FASB Statement No. 157, Fair Value Measurements, establishes a framework for measuring fair value. That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). The three levels of the fair value hierarchy under FASB Statement No. 157 are described as follows:

Level 1	Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the plan has the ability to access.
Level 2
Inputs to the valuation methodology include:
• quoted prices for similar assets or liabilities in active markets;
• quoted prices for identical or similar assets or liabilities in active markets;
• inputs other than quoted prices that are observable for the asset or liability;
• inputs that are derived principally from or corroborated by observable market data by correlation or other means.
If the asset or liability has a specified (contractual) term, the level 2 input must be observable for substantially the full term of the asset or liability.

Level 3	Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The asset or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

WESTON CAPITAL MANAGEMENT, LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

3.     INCOME TAXES

Members of limited liability companies treated as partnerships for income tax purposes are responsible for income taxes based upon their respective share of company income.  Weston Capital Advisers, Ltd, has provided a provision for state corporate taxes in the accompanying financial statements.

4.     LEASE COMMITMENTS

The Company leases various equipment and office space under noncancelable operating lease arrangements.  The Company does not currently utilize any other off-balance sheet financing arrangements.  The office space leases are generally for terms of one to ten years.  As of December 31, 2009, the Company's total future minimum lease payments under noncancelable operating leases were $509,431 of which $372,762 related to leases of office space.

Rent expense under all operating leases, including both cancelable and noncancelable leases, was $484,982.

Future minimum lease payments under noncancelable operating leases having remaining terms in excess of one year as of December 31, 2009:

Years	Total

2010	437,247
2011	56,070
2012	16,114

Total minimum lease payments	$509,431

The property in New York has a sublease ending December 31, 2009.  Some of the premises were subleased during the year for $119,000.

5.     MAJOR CLIENT

Included in the fees earned during the year ending December 31, 2009, were net fees earned from The Wimbledon Fund SPC - Class C shares amounting to $3,647,856, from WHDN amounting to $954,920, and from The Wimbledon Fund SPC – Class TT shares amounting to $880,423.

WESTON CAPITAL MANAGEMENT, LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

6.     RETIREMENT PLANS

a. The Company has a profit sharing plan covering substantially all of its full time employees. The Company made no annual contributions to the plan in 2009.

b. The Company has a 401(k) profit sharing plan for all full-time employees upon a short waiting period upon hire. The Company will match employee contributions up to 3%.

7.     INVESTMENT

In October 2009 the Company invested $30,000 into White Oak Merchant Partners.  The Investment is considered level 3, and is valued at cost and this represents fair market value.

8.    CONTINGENCY

Weston has been named as a defendant in a lawsuit pending in the United States District Court, brought by a former employee.  This action was filed on March 21, 2007 pursuant to Title VII of the Civil Rights Act of 1964, as amended, asserting sex and pregnancy discrimination.  Discovery is ongoing in the case and a trial date has not yet been assigned.  Weston is defending the case vigorously and believes that the allegations of this lawsuit are without merit.

Weston and Albert Hallac have been named as defendants in a lawsuit pending in the Connecticut Superior Court, brought by a former employee.  This action was filed on or about April 7, 2009.  The complaint alleges a violation of the Connecticut Wage Statute, Breach of Contract and Breach of the Implied Covenant of Good Faith and Fair Dealing.  The Company denies the claims and on May 28, 2009 asserted special defenses and a counterclaim against the former employee.  In the counterclaim, the Company alleges Breach of Contract, Breach of Fiduciary Duty and Negligent Misrepresentation.  Discovery is ongoing in the case and a trial date has not yet been assigned. Weston and Albert Hallac are defending the case vigorously and believe that the allegations of this lawsuit are without merit.

9.    SUBSEQUENT EVENTS

On March 29, 2010 the Company was acquired by Fund.com, Inc., (OTC Bulletin Board:FNDM.ob).

SUPPLEMENTAL SCHEDULE

WESTON CAPITAL MANAGEMENT, LLC
SUPPLEMENTAL INFORMATION
SCHEDULE OF GENERAL AND ADMINISTRATIVE EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2009

Executive compensation	$1,158,269
Employee compensation	2,218,746
Employee Benefits	556,786
Travel and entertainment	275,338
Promotion	5,464
Dues and licenses	126,188
Consulting fees	774,045
Legal fees	251,237
Accounting fees	214,666
Rent (net of sublease income)	380,380
Office Expense	795,812
Insurance	223,111
Utilities	199,107
Depreciation	54,189
Charitable contributions	43,850

General and Administrative Expenses	$7,277,188